Exhibit 35.2

[LOGO] WELLS    HOME                                Wells Fargo Home Mortgage
       FARGO    MORTGAGE                            One Home Campus
                                                    Des Moines, IA 50328-0001



                             Wells Fargo Bank, N.A.
                          Servicer Compliance Statement

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2007 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2007.


/s/ John B. Brown
------------------------
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.


February 29, 2008







                                         Wells Fargo Home Mortgage
                                         is a division of Wells Fargo Bank, N.A.

EXHIBIT A

CLIENT    INV#                  INV           MASTER SERVICER/TRUSTEE         DEAL NAME
---------------------------------------------------------------------------------------------
 708       C55     BARCLAYS                             N/A                 BCAP 2007-AA2
---------------------------------------------------------------------------------------------
 708       C89     BARCLAYS                             N/A                 BCAP 2007-AA3
---------------------------------------------------------------------------------------------
 708       D23     BARCLAYS                             N/A                 BCAP 2007-AA4
---------------------------------------------------------------------------------------------
 708       D11     BARCLAYS                             N/A                 BCAP 2007-AA5
---------------------------------------------------------------------------------------------
 708       C21     BARCLAYS                             N/A                 WFHM2007-AM04
                                              ------------------------
 106       M49     BARCLAYS PMSR CHARGE OFF             N/A                 *
                                              ------------------------
 106       M03     BARCLAYS PMSR SABR06-NC1             N/A                 SABR2006-NC1
                                              ------------------------
 106       M04     BARCLAYS PMSR SABR06-NC2             N/A                 SABR2006-NC2
                                              ------------------------
 106       M02     BARCLAYS PMSR SABR06-WM1             N/A                 SABR2006-WM1
                                              ------------------------
 106       M01     BARCLAYS PMSR WHOLE LOAN             N/A                 *
                                              ------------------------